Filed Pursuant to Rule 497(e)

Monetta Trust Registration File No. 811-7360

MONETTA TRUST

SUPPLEMENT DATED JANUARY 27, 2009

TO

PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

DATED APRIL 30, 2008

Effective January 27, 2009, Belle Haven Investments, L.P. no longer serves as Sub-Adviser to the Monetta Intermediate Bond Fund and the Adviser is now sole manager.  Please remove all references to Belle Haven.

The disclosure in the section entitled “Investment Team” on page 17 of the Fund’s Prospectus is amended to read as follows:

Investment Team

Mr. Robert S. Bacarella manages the Monetta Fund, Young Investor Fund, Mid-Cap Equity Fund and Intermediate Bond Fund.  Mr. Gary Schaefer and Mr. Bacarella co-manage the Government Money Market Fund.  Mr. Schaefer is the lead manager of the Government Money Market Fund and has final decision regarding investments and investment allocation of that portfolio.

Mr. Bacarella has been Chairman and CEO of the Adviser since October 1996; Director of the Adviser since 1984; and President of the Adviser from 1984 to 1996 and April 1997 to present.  He served as the portfolio manager or co-manager of the Monetta Fund, Young Investor Fund and Mid-Cap Equity Fund since inception.  He served as the portfolio manager of the Government Money Market Fund from November 1996 through November 2001 and co-manager since November 2001.  He served as the portfolio manager of the Intermediate Bond Fund from November 1996 through November 2001, co-manager from November 2001 to January 2009 and sole portfolio manager effective January 27, 2009.  He received his Bachelors Degree in Finance and Accounting from St. Joseph’s College and his MBA from Roosevelt University.

Mr. Schaefer has managed the Government Money Market Fund as an employee of Ambassador (the sub-adviser of the fund) since December 2001.  Prior to December 2001, Mr. Schaefer was manager of the fund as an employee of the Adviser since June 1997.  Mr. Schaefer was Managing Director with Lehman Brothers from 1984 to 1997.  He has been involved in various aspects of the fixed income discipline since 1971.  He has his Bachelor’s Degree in Finance and his MBA from the University of Detroit.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, additional accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

The disclosure in the section entitled “Belle Haven Investments, L.P.” under the “Sub-Advisers” heading, on page 26 of the Fund’s Statement of Additional Information, is deleted in its entirety.

Please keep this supplement for future reference